Income taxes	12 Months Ended
Mar. 31, 2016
Income taxes
Income taxes

16. Income taxes:

The components of income before income taxes comprise the following:

	Yen in millions
	For the year ended
	March 31
	2014	2015	2016

Income (loss) before income taxes:
The Company and domestic subsidiaries	¥25,262	¥23,398	¥17,492
Foreign subsidiaries	59,198	83,694	101,836

	¥84,460	¥107,092	¥119,328

The provision for income taxes consists of the following:

	Yen in millions
	For the year ended March 31
	2014	2015	2016
Current income tax expense/(benefit):
The Company and domestic subsidiaries	¥1,872	¥5,531	¥3,144
Foreign subsidiaries	10,139	12,799	17,181

Total current	12,011	18,330	20,325

Deferred income tax expense (benefit):
The Company and domestic subsidiaries	12,579	10,497	5,744
Foreign subsidiaries	1,068	206	397

Total deferred	13,647	10,703	6,141

Total provision	¥25,658	¥29,033	¥26,466

NIDEC is subject to a number of different income taxes, which, in the aggregate, indicate a statutory rate in Japan of approximately 38.0% in 2014, approximately 36.0% in 2015 and approximately 33.0% in 2016. Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows:

	For the year ended March 31
	2014	2015	2016
Statutory tax rate	38.0%	36.0%	33.0%
Increase (reduction) in taxes resulting from:
Tax benefit in foreign subsidiaries	(14.6)	(14.3)	(12.9)
Tax on undistributed earnings	2.2	2.7	1.1
Valuation allowance	(2.3)	(4.3)	(1.5)
Liabilities for unrecognized tax benefits	(0.1)	0.3	0.0
Reversal of deferred tax assets related to foreign tax credit	5.3	—	—
Deduction for foreign taxes	2.4	1.5	1.5
Withholding tax on dividends from overseas subsidiaries	0.0	2.3	1.0
Changes in Japanese income tax rates	0.3	0.7	0.5
Other	(0.8)	2.2	(0.5)

Effective income tax rate	30.4%	27.1%	22.2%

The effective income tax rate decreased 4.9 percentage points from 27.1% for the year ended March 31, 2015 to 22.2% for the year ended March 31, 2016.

On March 29, 2016, the national diet of Japan enacted the 2016 tax reform bill, which resulted in various changes to the calculation of statutory income taxes for companies were promulgated in Japan. The statutory tax rate used for calculating deferred tax assets and liabilities, where temporary differences would be realized after April 1, 2016, was accordingly reduced from approximately 33.0% or approximately 32.2% to approximately 31.0%, as applicable.

Tax benefit in foreign subsidiaries primarily relates to income sourced from foreign subsidiaries mainly in Thailand and the Philippines.

In Thailand, NIDEC received privileges under the promotional certificates issued in March and August 2010. Under these privileges, NIDEC received an exemption from corporate income tax for a period of eight years from the date of commencement of certain revenue-generating activities identified by the promotional certificate.

In the Philippines, NIDEC received certain tax incentives in September 2015, which included an income tax holiday for four years.

The aggregate amounts and per share effects of tax holidays are as follows:

	Yen in millions
	For the year ended
	March 31
	2014	2015	2016

Aggregate amounts of tax holidays	¥4,362	¥5,109	¥5,041

	Yen
Per share - Basic	¥16.03	¥18.25	¥16.98
- Diluted	¥15.02	¥17.22	¥16.92

NIDEC implemented a two-for-one stock split on our common stock effective April 1, 2014. Therefore, the per share effects of tax holidays have been accordingly adjusted to reflect the effect of the stock split.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2015	2016
Deferred tax assets:
Inventories	¥2,528	¥1,823
Property, plant and equipment	4,200	2,818
Accrued bonus	2,180	1,917
Accrued enterprise tax	376	247
Pension and severance plans	3,244	3,134
Operating loss carryforwards for tax purposes	8,595	6,057
Accrued vacation	1,171	962
Accrued expenses	1,371	1,330
Other	4,685	2,163

Gross deferred tax assets	28,350	20,451
Less - Valuation allowance	(9,162)	(6,079)

Net deferred tax assets	19,188	14,372

Deferred tax liabilities:
Basis difference of acquired assets	(1,343)	(954)
Undistributed earnings not permanently reinvested	(13,165)	(12,540)
Marketable securities	(2,026)	(247)
Intangible assets	(14,103)	(13,383)
Other	(7,398)	(3,678)

Total deferred tax liabilities	(38,035)	(30,802)

Net deferred tax liabilities	¥(18,847)	¥(16,430)

Operating loss carryforwards for tax purposes on March 31, 2016 in Japan and foreign countries amounted to approximately ¥19,571million and are available as an offset against future taxable income.

With the exception of ¥4,412 million with no expiration period, the majority of these carryforwards expire in years 2017 to 2036.

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes that are not expected to be realized. The net changes in the total valuation allowance for deferred tax assets for the years ended March 31, 2014, 2015 and 2016 consist of the following:

	Yen in millions
	March 31
	2014	2015	2016
Valuation allowance at beginning of year	¥(14,492)	¥(14,561)	¥(9,162)
Additions	(4,231)	(3,006)	(594)
Deductions	4,183	8,405	3,677
Impact on newly acquired companies	(21)	—	—

Valuation allowance at end of year	¥(14,561)	¥(9,162)	¥(6,079)

Deferred tax assets and deferred tax liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2015	2016
Deferred tax assets:
Other current assets	¥9,159	¥9,133
Other non-current assets	4,710	4,421
Deferred tax liabilities:
Other current liabilities	(2,204)	(1,177)
Other long-term liabilities	(30,512)	(28,807)

Net deferred tax liabilities	¥(18,847)	¥(16,430)

Management of NIDEC intends to reinvest certain undistributed earnings of foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liability has been recorded on undistributed earnings of these subsidiaries, which are not expected to be remitted in the foreseeable future, aggregating ¥285,085 million as of March 31, 2016. NIDEC estimates an additional deferred tax liability of ¥20,976 million would be required at such time if the full amount of these accumulated earnings were expected to be remitted.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Yen in millions
	For the year ended March 31,
	2014	2015	2016
Balance at April 1	¥2,361	¥2,232	¥2,482
Additions for tax positions of the current year	357	250	406
Reduction for tax positions of prior years	(486)	—	(138)
Impact on newly acquired companies	—	—	98

Balance at March 31	¥2,232	¥2,482	¥2,848

Total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥2,848 million.

Although NIDEC believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audit settlements and any related litigation could affect the effective tax rate in the future periods. A significant change to the unrecognized tax benefits might occur within the next twelve months. NIDEC does not expect that such change will have a significant impact on consolidated results of operations and financial position.

NIDEC recognizes interest and penalties related to unrecognized tax benefits as a component of other, net in the consolidated statements of income. The interest and penalties for the fiscal years ended March 31, 2014, 2015 and 2016, respectively, had no material impact on its consolidated results of operations. The total gross accrued interest and penalty were ¥96 million and ¥147 million at March 31, 2015 and 2016, respectively.

NIDEC remains subject to income tax examination for the tax returns related to the years beginning on and after April 1, 2009, with various tax jurisdictions including Japan.